                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
             UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                                   ----------


                               FIRSTAR BANK, N.A.
               (Exact name of Trustee as specified in its charter)

A National Banking Association                         41-0122055
(State of incorporation if not a national bank)        (IRS Employer Identification No.)

101 East Fifth Street
Corporate Trust Department
St. Paul, Minnesota                                    55101
(Address of principal executive offices)               (Zip Code)

                               FIRSTAR BANK, N.A.
                              101 East Fifth Street
                            St. Paul, Minnesota 55101
                                 (651) 229-2600
         (Exact name, address and telephone number of agent for service)

                                   ----------


                            STEWART ENTERPRISES, INC.

Louisiana                                              72-0693290
(State of incorporation or other jurisdiction)         (IRS Employer Identification No.)

110 Veterans Boulevard
Metairie, Louisiana                                    70005
(Address of principal executive offices)               (Zip Code)


                                   ----------


                   10 3/4% Senior Subordinated Notes due 2008
                         (Title of Indenture Securities)

                         TABLE OF ADDITIONAL REGISTRANTS

         Each of the following subsidiaries of Stewart Enterprises, Inc., and each other subsidiary that is or becomes a guarantor of the securities registered hereby, is hereby deemed to be a registrant.



                                                                              STATE OF          I.R.S. EMPLOYER
                                                                          INCORPORATION OR       IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS*                                        FORMATION               NUMBER

S.E. OF TUCSON, ARIZONA, INC.                                                 ARIZONA              86-0905540
GRIFFIN-LEGGETT, INC.                                                         ARKANSAS             71-0078620
FOREST HILLS CEMETERY, INC.                                                   ARKANSAS             71-0249636
GRIFFIN LEGGETT HEALEY & ROTH, INC.                                           ARKANSAS             71-0455597
GRIFFIN-LEGGETT INSURANCE AGENCY, INC.                                        ARKANSAS             72-1420663
GROSS FUNERAL HOME, INC.                                                      ARKANSAS             71-0311354
REST HILLS MEMORIAL PARK, INC.                                                ARKANSAS             71-0350100
GRIFFIN LEGGETT - CONWAY, INC.                                                ARKANSAS             71-0675698
DILDAY BROTHERS HUNTINGTON VALLEY MORTUARY                                   CALIFORNIA            95-2556142
HOPSON MORTUARY, INC.                                                        CALIFORNIA            95-2803488
LASSILA FUNERAL CHAPELS, INC.                                                CALIFORNIA            94-2756152
SANTA BARBARA FUNERAL SERVICES, INC.                                         CALIFORNIA            95-2485442
S.E. ACQUISITION OF CALIFORNIA, INC.                                         CALIFORNIA            72-1307437
ALL SOULS MORTUARY, INC.                                                     CALIFORNIA            94-3274423
ASHES TO ASHES, INC.                                                         CALIFORNIA            95-3983428
ASSUMPTION MORTUARY, INC.                                                    CALIFORNIA            77-0498846
BARSTOW FUNERAL HOMES, INC.                                                  CALIFORNIA            33-0638122
BUCHHEIM FAMILY, INC.                                                        CALIFORNIA            94-2746770
CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.                            CALIFORNIA            94-3281559
CATHOLIC MORTUARY SERVICES, INC.                                             CALIFORNIA            68-6186018
DeYOUNG MEMORIAL CHAPEL, INC.                                                CALIFORNIA            94-2564101
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.                         CALIFORNIA            94-3281560
HOLY CROSS MORTUARY OF POMONA, CALIFORNIA, INC.                              CALIFORNIA            94-3281562
LOMBARD & CO.                                                                CALIFORNIA            94-1495254
N.D. DAVIS & ASSOCIATES, INC.                                                CALIFORNIA            94-2303150
QUEEN OF HEAVEN MORTUARY, INC.                                               CALIFORNIA            94-3281558
RESURRECTION MORTUARY, INC.                                                  CALIFORNIA            94-3281561
RICHARD PIERCE FUNERAL SERVICE                                               CALIFORNIA            94-1726912
RIVER CITIES FUNERAL CHAPEL, INC.                                            CALIFORNIA            68-0361610
S.E. ACQUISITION OF DELANO, CALIFORNIA, INC.                                 CALIFORNIA            94-3289240
S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.                               CALIFORNIA            72-1318639
S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.                              CALIFORNIA            72-1313799
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.                CALIFORNIA            72-1312297
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.                               CALIFORNIA            94-3269965
S.E. ACQUISITION OF OROVILLE, CALIFORNIA, INC.                               CALIFORNIA            91-1751841
S.E. ACQUISITION OF SAN DIEGO, CALIFORNIA, INC.                              CALIFORNIA            94-3293688
SAN FERNANDO MISSION MORTUARY, INC.                                          CALIFORNIA            94-3281557
SANTA CLARA MORTUARY, INC.                                                   CALIFORNIA            77-0498848
SCOVERN MORTUARY, A CALIFORNIA CORPORATION                                   CALIFORNIA            95-3780939
SDCA HOLDINGS, INC.                                                          CALIFORNIA            95-6062503
SAN DIEGO CEMETERY ASSOCIATION                                               CALIFORNIA            95-2131281
SIMPLICITY PLAN OF CALIFORNIA, INC.                                          CALIFORNIA            68-0404445
STEWART PRE-NEED SERVICES, INC.                                              CALIFORNIA            68-0404446
STRICKLIN/SNIVELY MORTUARY                                                   CALIFORNIA            95-2426875
CATALINA CHANNEL CREMATION SOCIETY                                           CALIFORNIA            33-0422532
WALLACE E. WHITE & HOWARD J. CALLANAN, INC.                                  CALIFORNIA            95-1370180
WOODSIDE CHAPEL OF CRIPPEN & FLYNN                                           CALIFORNIA            94-1494933
SENTINEL CREMATION SOCIETIES, INC.                                            DELAWARE             94-3085260
S.E. ACQUISITION OF MURIETTA, CALIFORNIA, INC.                               CALIFORNIA            68-0420934
S.E. ACQUISITION OF SANTA MARIA, CALIFORNIA, INC.                            CALIFORNIA            68-0420935
VICTOR V. DESROSIER, INC.                                                    CALIFORNIA            95-1535997

                                                                              STATE OF          I.R.S. EMPLOYER
                                                                          INCORPORATION OR       IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS*                                        FORMATION               NUMBER

CEMETERY MANAGEMENT, INC.                                                     FLORIDA              59-2200905
ARLINGTON MEMORIAL PARK CEMETERY AND FUNERAL HOME, INC.                       FLORIDA              59-1008713
BALDWIN-FAIRCHILD FUNERAL HOMES, INC.                                         FLORIDA              59-2050710
ALL FAITHS MEMORIAL PARK, INC.                                                FLORIDA              59-1825207
ORLANDO FUNERAL HOME, INCORPORATED                                            FLORIDA              59-0385477
THE SIMPLICITY PLAN, INC.                                                     FLORIDA              59-3506520
BAY AREA CREMATORY, INC.                                                      FLORIDA              59-1706261
BRUCE OCALA FUNERAL HOME, INC.                                                FLORIDA              59-2256460
BETH DAVID FUNERAL CHAPEL TAMPA, INC.                                         FLORIDA              59-3278592
BETH DAVID MEMORIAL CHAPEL, INC.                                              FLORIDA              59-3054190
CHAPEL HILL CEMETERY, INC.                                                    FLORIDA              59-1036850
GLEN HAVEN MEMORIAL PARK, INC.                                                FLORIDA              59-1280092
HIGHLAND MEMORY GARDENS, INC. (FL)                                            FLORIDA              59-1311244
SEMORAN FUNERAL HOME, INC.                                                    FLORIDA              59-2174496
FLORIDA HILLS MEMORIAL GARDENS, INC.                                          FLORIDA              59-1472326
GARDEN OF MEMORIES, INC.                                                      FLORIDA              59-0259432
A.P. BOZA FUNERAL HOME, INC.                                                  FLORIDA              59-1237218
CURRY & SON FUNERAL HOME, INC.                                                FLORIDA              59-2232961
WOODLAWN MEMORY GARDENS, INC. (ST. PETE)                                      FLORIDA              59-0586203
GOOD SHEPHERD MEMORIAL GARDENS, INC.                                          FLORIDA              59-1157844
DAVID C. GROSS FUNERAL HOME, INC.                                             FLORIDA              59-3061484
HUBBELL FUNERAL HOME AND CREMATORY, INC.                                      FLORIDA              59-2031206
KENT R. PALMER, INC.                                                          FLORIDA              59-2786934
KICLITER FUNERAL HOME, INC.                                                   FLORIDA              65-0327962
MADCEM OF FLORIDA, INC.                                                       FLORIDA              59-2815682
MEMORIAL PARK CEMETERY, INC.                                                  FLORIDA              59-2977889
OAKLAWN PARK CEMETERY AND FUNERAL HOME, INC.                                  FLORIDA              59-2872325
ROBERTS FUNERAL HOME, INC.                                                    FLORIDA              59-3483106
ROYAL PALM MEMORIAL GARDENS, INC.                                             FLORIDA              59-2741049
SYLVAN ABBEY MEMORIAL PARK, INC.                                              FLORIDA              59-0600575
TRINITY MEMORIAL GARDENS OF LAKELAND, INC.                                    FLORIDA              59-3325358
TURNER CREMATORY, INC.                                                        FLORIDA              59-2992267
TURNER FUNERAL HOMES, INC.                                                    FLORIDA              59-2109540
WALSH & WOOD FUNERAL HOME, INC.                                               FLORIDA              59-0614284
WOODLAWN PARK CEMETERY COMPANY (MIAMI)                                        FLORIDA              59-0516280
MEMORIAL SUNSET PARK, INC.                                                    FLORIDA              65-0103104
NATIONAL MONUMENT CO., INC.                                                   FLORIDA              59-0941038
SOUTH DADE-PALMS MEMORIAL PARK, INC.                                          FLORIDA              59-0778117
SIMPLE TRIBUTE OF FLORIDA, INC.                                               FLORIDA              62-1856388
CHEATHAM HILL MEMORIAL PARK, INC.                                             GEORGIA              58-1354650
EMPRESAS STEWART - CEMENTERIOS, INC.                                         LOUISIANA             72-1244353
EMPRESAS STEWART - FUNERARIAS, INC.                                          LOUISIANA             72-1246744
SIMPLE TRIBUTE, INC.                                                         LOUISIANA             72-1505419
EASTLAWN CORPORATION                                                          GEORGIA              58-6017469
HOLLY HILL MEMORIAL PARK, INC.                                                GEORGIA              58-1392485
ROSE HAVEN FUNERAL HOME & CEMETERY, INC.                                      GEORGIA              59-3295367
ACME MAUSOLEUM CORPORATION                                                   LOUISIANA             72-1149943
INTERNATIONAL STONE & ERECTORS, INC.                                         LOUISIANA             72-0699525
LAKE LAWN METAIRIE FUNERAL HOME, INC.                                        LOUISIANA             72-1114514
LAKE LAWN METAIRIE FUNERAL HOME (JOINT VENTURE)                              LOUISIANA             72-0851803
LAKE LAWN PARK, INC.                                                         LOUISIANA             72-0398541
METAIRIE CEMETERY ASSOCIATION                                                LOUISIANA             72-0684451
PINE CREST CEMETERY, INC.                                                     ALABAMA              72-1206115
ALL FAITHS FUNERAL HOME, INC.                                                LOUISIANA             72-1240228
MOUNT OLIVET CEMETERY, INC.                                                  LOUISIANA             72-0266567
S.E. AUSTRALIA, INC.                                                         LOUISIANA             72-1283266

                                                                              STATE OF          I.R.S. EMPLOYER
                                                                          INCORPORATION OR       IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS*                                        FORMATION               NUMBER

S.E. SOUTH-CENTRAL, INC.                                                     LOUISIANA             72-1239618
ELLISON FUNERAL HOME, INC.                                                    ALABAMA              63-1061611
KILGORE-GREEN FUNERAL HOME, INC.                                              ALABAMA              63-0569262
LATHAN FUNERAL HOME, INC.                                                     ALABAMA              63-0591928
PINE CREST FUNERAL HOME, INC.                                                 ALABAMA              63-1168352
FAITH MEMORIAL PARK & MAUSOLEUM COMPANY, INC.                                 ALABAMA              63-0742168
VALHALLA MEMORY GARDENS AND FUNERAL HOME, INC.                                ALABAMA              63-0568093
ROCKCO AND SON FUNERAL HOME, INC.                                             ALABAMA              63-0515943
ROCKCO'S FUNERAL HOMES, INC.                                                  ALABAMA              63-0944886
S.E. ACQUISITION OF LITHONIA, GEORGIA, INC.                                   GEORGIA              58-2212760
ANDREW J. McGANN & SON FUNERAL HOME, INC.                                     ILLINOIS             36-3199562
S.E. ACQUISITION OF BLUE ISLAND, ILLINOIS, INC.                               ILLINOIS             36-4234016
S.E. ACQUISITION OF OAK LAWN AND ORLAND PARK, ILLINOIS, INC.                  ILLINOIS             36-4262912
S.E. CEMETERY MANAGEMENT OF ILLINOIS, INC.                                    ILLINOIS             36-4287051
THEIS-GORSKI FUNERAL HOME, INC.                                               ILLINOIS             36-2377875
KNUTSON FUNERAL HOMES, INC.                                                     IOWA               42-0951378
PAULEY FUNERAL HOME, INC.                                                       IOWA               42-1029161
RUNYAN MANGOLD, INC.                                                           KANSAS              48-0922874
PROFESSIONAL FUNERAL SERVICES, INC.                                          LOUISIANA             72-0969989
D.W. NEWCOMER'S SONS, INC.                                                    MISSOURI             43-1843891
DWN PROPERTIES, INC.                                                          MISSOURI             43-1450708
FUNERAL SECURITY PLANS, INC.                                                  MISSOURI             44-0664950
S.E. ACQUISITION OF BOONVILLE, MISSOURI, INC.                                 MISSOURI             43-1840692
WYUKA FUNERAL HOME, INC.                                                      NEBRASKA             47-0814740
WYUKA SIMPLICITY PLAN, INC.                                                   NEBRASKA             47-0814533
S.E. ACQUISITION OF ALBUQUERQUE, NEW MEXICO, INC.                            NEW MEXICO            62-1669343
S.E. ACQUISITION OF SANTA FE, NEW MEXICO, INC.                               NEW MEXICO            62-1688895
S.E. ACQUISITION OF MUSKOGEE, OKLAHOMA, INC.                                  OKLAHOMA             74-2807790
MT. JULIET FUNERAL HOME, INC.                                                TENNESSEE             62-0946762
MT. JULIET MEMORIAL GARDENS, INC.                                            TENNESSEE             62-0816875
NAVE FUNERAL HOME OF LEBANON, INC.                                           TENNESSEE             72-1411524
SIMPLE TRIBUTE OF TENNESSEE, INC.                                            TENNESSEE             62-1857416
CEMETERY SERVICES, INC.                                                      WISCONSIN             39-1147526
S.E. CEMETERY MANAGEMENT OF WISCONSIN, INC.                                  WISCONSIN             39-1940681
WISCONSIN MEMORIAL PARK COMPANY, INC.                                        WISCONSIN             39-1260321
TIME-LOCK INSURANCE AGENCY, INC.                                             WISCONSIN             39-1639947
ST. BERNARD MEMORIAL GARDENS, INC.                                           LOUISIANA             72-0604551
ST. BERNARD MEMORIAL FUNERAL HOME, INC.                                      LOUISIANA             72-0938467
ST. VINCENT de PAUL CEMETERY ASSOCIATION                                     LOUISIANA             72-0308250
STEWART ENTERPRISES (EUROPE), INC.                                           LOUISIANA             72-1358384
STEWART RESOURCE CENTER, INC.                                                LOUISIANA             72-0114030
STEWART SERVICES, INC.                                                       LOUISIANA             72-1346587
S.E. MID-ATLANTIC, INC.                                                       MARYLAND             52-1602273
GARNER FAMILY FUNERAL HOME, INC.                                              GEORGIA              58-2064086
HAISTEN FUNERAL HOMES, INC.                                                   GEORGIA              58-1421290
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.                                    GEORGIA              58-2022340
HIGGINS AND SON FUNERAL HOME, INC.                                            GEORGIA              58-2425644
S.E. ACQUISITION OF PIKEVILLE, KENTUCKY, INC.                                 KENTUCKY             72-1403502
BOUNDS FUNERAL HOME, INC.                                                     MARYLAND             52-1630262
CEDAR HILL CEMETERY COMPANY, INC.                                             MARYLAND             52-1602271
CREST LAWN MEMORIAL GARDENS, INC.                                             MARYLAND             52-1602272
FORT LINCOLN CEMETERY, INC.                                                   MARYLAND             52-1376288
FORT LINCOLN FUNERAL HOME, INC.                                               MARYLAND             52-0703419
GALLERY GRANITE CORPORATION                                                   MARYLAND             52-1988923
HILLCREST MEMORIAL CEMETERY, INC.                                             MARYLAND             52-0625906
HINES-RINALDI FUNERAL HOME, INC.                                              MARYLAND             52-0959564

                                                                              STATE OF          I.R.S. EMPLOYER
                                                                          INCORPORATION OR       IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS*                                        FORMATION               NUMBER

JOHN M. TAYLOR FUNERAL HOME, INC.                                             MARYLAND             52-0744522
LOUDON PARK CEMETERY COMPANY                                                  MARYLAND             52-0395020
DRUID RIDGE CEMETERY COMPANY                                                  MARYLAND             52-0297170
LOUDON PARK FUNERAL HOME, INC.                                                MARYLAND             52-0559766
NALLEY'S FUNERAL HOME, INC.                                                   MARYLAND             52-0581481
NATIONAL HARMONY MEMORIAL PARK, INC.                                          MARYLAND             53-0260676
PARKLAWN, INC.                                                                MARYLAND             52-0702108
THE PARKWOOD CEMETERY COMPANY                                                 MARYLAND             52-0439130
PARKWOOD MANAGEMENT COMPANY                                                   MARYLAND             52-1512350
WILLIAM W. CHAMBERS, INC.                                                     MARYLAND             53-0239999
SIMPLE TRIBUTE OF MARYLAND, INC.                                              MARYLAND             52-2323145
GORNY & GORNY PATERSON-CLIFTON MORTUARY                                      NEW JERSEY            22-1851465
S.E. ACQUISITION OF CLIFTON, NEW JERSEY, INC.                                NEW JERSEY            22-3620444
C.J. APPLEGATE AND SONS, INC.                                                 NEW YORK             15-0611808
GARDINIER COLLETTI MEMORIAL HOME, INC.                                        NEW YORK             16-1083308
MATTLE GRAY NULTON FUNERAL HOME, INC.                                         NEW YORK             16-1188100
MURPHY FUNERAL SERVICE, INC.                                                  NEW YORK             16-1154577
NULTON FUNERAL HOME, INC.                                                     NEW YORK             16-1380326
OTTO REDANZ FUNERAL HOME, INC.                                                NEW YORK             16-0843505
CORNELL & DAGGETT, INC.                                                       NEW YORK             16-0393170
S.E. ACQUISITION OF FREDONIA, NEW YORK, INC.                                  NEW YORK             52-2073694
BROWN MEMORIALS, INC.                                                      NORTH CAROLINA          56-1401127
CATAWBA MEMORIAL PARK, INC.                                                NORTH CAROLINA          56-1186602
CENTRAL STONE WORKS, INCORPORATED                                          NORTH CAROLINA          56-0172230
HAROLD C. DAVIS, INC.                                                      NORTH CAROLINA          56-0558688
EVANS FUNERAL HOME, INC.                                                   NORTH CAROLINA          56-1766627
EVERGREEN MEMORIAL GARDENS, INC.                                           NORTH CAROLINA          56-0564225
GARRETT - HILLCREST, INC.                                                  NORTH CAROLINA          56-0497389
HIGHLAND MEMORY GARDENS OF FRANKLIN COUNTY, INC.                           NORTH CAROLINA          56-0766494
JOHNSON FUNERAL HOME, INC.                                                 NORTH CAROLINA          56-1415185
LANCASTER FUNERAL HOMES, INC.                                              NORTH CAROLINA          56-0790520
MCLAURIN'S FUNERAL HOME, INC.                                              NORTH CAROLINA          56-0774793
MILLER-LEE, INC.                                                           NORTH CAROLINA          56-1666506
PARKLAWN MEMORIAL GARDENS, INC.                                            NORTH CAROLINA          56-1002833
POLLOCK WELLS FUNERAL SERVICE, INC.                                        NORTH CAROLINA          56-1076994
STEPHENS SERVICES, INC.                                                    NORTH CAROLINA          56-1782322
THOMAS-YELVERTON COMPANY                                                   NORTH CAROLINA          56-0428110
1730 INVESTMENT CO., INC.                                                  NORTH CAROLINA          56-1220783
MEMORIAL PARKS, INCORPORATED                                               NORTH CAROLINA          56-0320583
BENJAMIN FRANKLIN  P. M., INC.                                              PENNSYLVANIA           36-3410961
GEORGE WASHINGTON MEMORIAL PARK, INC.                                       PENNSYLVANIA           23-1196097
KIRK & NICE SUBURBAN CHAPEL, INC.                                           PENNSYLVANIA           23-1322135
KIRK & NICE, INC.                                                           PENNSYLVANIA           23-1543090
S.E. ACQUISITION OF PENNSYLVANIA, INC.                                      PENNSYLVANIA           23-2774157
S.E. CEMETERY MANAGEMENT OF PENNSYLVANIA, INC.                              PENNSYLVANIA           23-2999841
SUNSET MEMORIAL PARK COMPANY                                                PENNSYLVANIA           23-1137620
PET HAVEN, INC.                                                             PENNSYLVANIA           23-1954580
DUNBAR FUNERAL HOME, INC.                                                  SOUTH CAROLINA          57-0283484
THE MACKEY MORTUARY, INC.                                                  SOUTH CAROLINA          57-0509513
CANNON FUNERAL HOME, INC.                                                  SOUTH CAROLINA          57-0446751
OCONEE MEMORIAL FUNERAL HOME, INC.                                         SOUTH CAROLINA          57-1025046
PINEVIEW, INC.                                                             SOUTH CAROLINA          57-1015766
S.E. ACQUISITION OF NORTH AUGUSTA, SOUTH CAROLINA, INC.                    SOUTH CAROLINA          57-0966654
S.E. ACQUISITION OF CHARLESTON, INC.                                       SOUTH CAROLINA          57-0994297
S.E. ACQUISITION OF LIBERTY, SOUTH CAROLINA, INC.                          SOUTH CAROLINA          58-2448833
S.E. ACQUISITION OF SOUTH CAROLINA, INC.                                   SOUTH CAROLINA          57-0982608

                                                                              STATE OF          I.R.S. EMPLOYER
                                                                          INCORPORATION OR       IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS*                                        FORMATION               NUMBER

MONTE VISTA BURIAL PARK, INC.                                                TENNESSEE             62-0298090
BLUE RIDGE MEMORIAL GARDENS, INC. (VA)                                        VIRGINIA             54-0627484
CLINCH VALLEY MEMORIAL CEMETERY, INC.                                         VIRGINIA             54-1406409
EVERLY COMMUNITY FUNERAL CARE, INC.                                           VIRGINIA             54-1917599
EVERLY FUNERAL HOMES, INCORPORATED                                            VIRGINIA             54-0611646
EVERLY PFP, INC.                                                              VIRGINIA             54-1425591
SIMPLICITY PLANS OF ALABAMA, INC.                                             ALABAMA              72-1492844
FAIRFAX FUNERAL HOME, INC.                                                    VIRGINIA             54-0718777
JOSEPH W. TEAGUE FUNERAL HOME, INC.                                           VIRGINIA             54-0787590
RICHMOND MEMORIAL PARKS, INC.                                                 VIRGINIA             54-0801902
WASHINGTON MEMORIAL CEMETERY, INCORPORATED                                    VIRGINIA             54-0490257
WISE CORPORATION                                                              VIRGINIA             54-0832763
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.                                   WEST VIRGINIA           55-0568150
CALFEE FUNERAL SERVICE OF PINEVILLE, INC.                                  WEST VIRGINIA           55-0266450
CASDORPH & CURRY FUNERAL HOME, INC.                                        WEST VIRGINIA           55-0721178
DODD-PAYNE-HESS FUNERAL HOME, INC.                                         WEST VIRGINIA           55-0523311
EVANS FUNERAL HOME, INC. (WEST VIRGINIA)                                   WEST VIRGINIA           55-0526285
GRACELAND MAUSOLEUM, INC.                                                  WEST VIRGINIA           55-0645205
KIMES FUNERAL HOME, INC.                                                   WEST VIRGINIA           55-0485749
KLINGEL-CARPENTER MORTUARY, INC.                                           WEST VIRGINIA           55-0460584
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.                            WEST VIRGINIA           55-0764400
WILSON FUNERAL HOME, INC.                                                  WEST VIRGINIA           55-0329572
LAKEWOOD MEMORIAL PARK, INC.                                                MISSISSIPPI            64-0188145
MEMORIAL SERVICES OF COLUMBIA, INC.                                           MISSOURI             43-1171239
MEMORIAL FUNERAL HOME, INC.                                                   MISSOURI             43-0683654
LINCOLN MEMORIAL MORTUARY, INC.                                               NEBRASKA             47-0637566
S.E. ACQUISITION OF NEVADA, INC.                                               NEVADA              88-0397289
DESERT MEMORIAL, INC.                                                          NEVADA              88-0360543
NEPTUNE SOCIETY OF NEVADA, INC.                                                NEVADA              88-0285085
RENO MEMORIAL, INC.                                                            NEVADA              88-0405570
S.E. ACQUISITION OF RENO, NEVADA, INC.                                         NEVADA              88-0405123
STRONG & BURNS FUNERAL HOME, INC.                                             NEW YORK             16-1449371
MONTLAWN MEMORIAL PARK, INC.                                               NORTH CAROLINA          56-1338130
ROCKY MOUNT MEMORIAL PARK, INC.                                            NORTH CAROLINA          56-1014862
S.E. ACQUISITION OF OREGON, INC.                                               OREGON              93-1187545
AMLING/SCHROEDER FUNERAL SERVICE, INC.                                         OREGON              93-1181655
CASCADE CREMATORY, INC.                                                        OREGON              93-1179976
CHAPEL OF THE ROSES, INC.                                                      OREGON              93-0474022
CHAPEL OF THE VALLEY FUNERAL HOME, INC.                                        OREGON              93-1162684
DUTTON, INC.                                                                   OREGON              93-1064740
J.P. FINLEY AND SON MORTUARY, INC.                                             OREGON              93-1066620
SUNSET HILLS MEMORIAL PARK                                                     OREGON              93-0395535
GREENWOOD CEMETERY, INC.                                                       OREGON              93-0179035
NISWONGER & REYNOLDS, INC.                                                     OREGON              93-0497426
S.E. ACQUISITION OF MYRTLE CREEK, OREGON, INC.                                 OREGON              93-1204595
S.E. ACQUISITION OF REEDSPORT, OREGON, INC.                                    OREGON              91-1852408
TABOR'S DESERT HILLS MORTUARY, INC.                                            OREGON              93-1136418
CAROLINA FINANCIAL CORPORATION OF PICKENS                                  SOUTH CAROLINA          57-0792449
HILL-CREST MEMORIAL PARK                                                   SOUTH CAROLINA          57-0310741
OCONEE MEMORIAL GARDENS, INC.                                              SOUTH CAROLINA          57-1019419
DILLARD MEMORIAL, INC.                                                     SOUTH CAROLINA          57-0142493
COLE & GARRETT FUNERAL HOMES, INC.                                           TENNESSEE             62-1269993
HIGHLAND MEMORIAL CEMETERY, INC.                                             TENNESSEE             62-1515308
HOLLY HILLS, INC.                                                            TENNESSEE             62-1516351
KINGSPORT CEMETERY CORPORATION                                               TENNESSEE             62-0453134
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.                            TENNESSEE             62-1455239

                                                                              STATE OF          I.R.S. EMPLOYER
                                                                          INCORPORATION OR       IDENTIFICATION
EXACT NAME OF ADDITIONAL REGISTRANTS*                                        FORMATION               NUMBER

PASADENA FUNERAL HOME, INC.                                                    TEXAS               75-2640884
RESTLAND FUNERAL HOME, INC.                                                    TEXAS               75-0948243
ANDERSON-CLAYTON BROS. FUNERAL HOMES, INC.                                     TEXAS               75-0113340
LITTLE BETHEL MEMORIAL PARK, INC.                                              TEXAS               75-2047789
ROSELAWN MEMORIAL GARDENS, INC.                                                TEXAS               75-1853478
BELEW FUNERAL HOME, INC.                                                       TEXAS               75-2579187
BEXAR COUNTY MORTUARY SERVICES, INC.                                           TEXAS               74-2174694
BLUEBONNET HILLS MEMORIAL PARK, INC.                                           TEXAS               75-0940778
BLUEBONNET HILLS FUNERAL HOME, INC.                                            TEXAS               75-1887053
BRIGHT-HOLLAND FUNERAL HOME, INC.                                              TEXAS               75-2555413
CRESPO & SONS, INCORPORATED                                                    TEXAS               74-1663926
DALTON & SON FUNERAL HOME, INC.                                                TEXAS               75-1420288
EMERALD HILLS FUNERAL CORPORATION                                              TEXAS               75-2153941
J. E. FOUST & SON FUNERAL DIRECTORS, INC.                                      TEXAS               75-2546901
GUARDIAN CREMATION SOCIETY, INC.                                               TEXAS               75-2783157
GUARDIAN FUNERAL HOME, INC.                                                    TEXAS               75-0308465
HILLTOP MEMORIAL PARK                                                          TEXAS               75-0845982
LAUREL LAND MEMORIAL PARK, INC.                                                TEXAS               75-0387310
LAUREL LAND FUNERAL HOME, INC.                                                 TEXAS               75-1179873
SINGING HILLS FUNERAL HOME, INC.                                               TEXAS               75-1452354
LAUREL LAND OF FORT WORTH, INC.                                                TEXAS               75-2163741
LAUREL LAND FUNERAL HOME OF FORT WORTH, INC.                                   TEXAS               75-2163737
LYONS FUNERAL HOME, INC.                                                       TEXAS               75-2552395
METROCREST FUNERAL HOME, INC.                                                  TEXAS               75-2186675
RESTLAND OF DALLAS, INC.                                                       TEXAS               75-1506921
ABBEY PLAN OF TEXAS, INC.                                                      TEXAS               74-2869205
HIGHLAND MEMORIAL GARDENS, INC.                                                TEXAS               75-1641443
SIMPLICITY PLAN OF TEXAS, INC.                                                 TEXAS               75-2317933
SOUTHPARK FUNERAL HOME, INC.                                                   TEXAS               74-1457971
SOUTH MEMORIAL PARK, INC.                                                      TEXAS               74-1404087
S.E. ACQUISITION OF WASHINGTON, INC.                                         WASHINGTON            91-1869762
E.R. BUTTERWORTH & SONS                                                      WASHINGTON            91-0161720
CREMATION SOCIETY NORTHWEST, INC.                                            WASHINGTON            91-1689873
EVERGREEN STAPLES FUNERAL CHAPEL, INC.                                       WASHINGTON            91-1435155
CUNNINGHAM MEMORIAL PARK, INC.                                             WEST VIRGINIA           55-0675890
LEGACY ONE, INC.                                                           WEST VIRGINIA           55-0451101
FINDLAY CEMETERY, INC.                                                          OHIO               55-0600689
EASTLAWN MEMORIAL GARDENS, INCORPORATED                                       VIRGINIA             54-0630640
GRANDVIEW MEMORY GARDENS, INCORPORATED                                        VIRGINIA             55-0418106
GREENHILLS MEMORY GARDENS, INC.                                               VIRGINIA             55-0453246
HIGHLAND MEMORY GARDENS, INCORPORATED (VA)                                    VIRGINIA             55-0398489
HOLLY MEMORIAL GARDENS, INC.                                                  VIRGINIA             54-0679281
MONTICELLO MEMORY GARDENS, INC.                                               VIRGINIA             55-0590890
SUNSET MEMORY GARDENS, INC.                                                   VIRGINIA             55-0588991
BLUE RIDGE FUNERAL HOME, INC.                                              WEST VIRGINIA           55-0479644
BLUE RIDGE MEMORIAL GARDENS, INC. (WVA)                                    WEST VIRGINIA           55-0385960
C.G.R., INC.                                                               WEST VIRGINIA           55-0542566
EASTERN CEMETERY ASSOCIATES, INC.                                          WEST VIRGINIA           55-0548764
ETERNAL LIGHT FUNERALS, INC.                                               WEST VIRGINIA           55-0493366
KANAWHA PLAZA PARTNERSHIP                                                  WEST VIRGINIA           55-0540511
LEGACY ONE SERVICE CORPORATION                                             WEST VIRGINIA           55-0658005
LOI CHARLESTON, INC.                                                       WEST VIRGINIA           55-0722745
MOUNTAIN VIEW MEMORY GARDENS, INC.                                         WEST VIRGINIA           55-0416346
NATIONAL EXCHANGE TRUST, LTD.                                              WEST VIRGINIA           55-0579178
NATIONAL FUNERAL SERVICES, INCORPORATED                                    WEST VIRGINIA           55-0604593
PLEASANT VIEW MEMORY GARDENS, INC.                                         WEST VIRGINIA           55-0418939
WILLIAMS-BLUE RIDGE FUNERAL HOME, INC.                                     WEST VIRGINIA           55-0534313


----------
* The address for each of the additional Registrants is 110 Veterans Memorial Boulevard, Metairie, LA 70005, telephone (504) 837-5880.

Item 1. General Information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, DC

                           Federal Deposit Insurance Corporation
                           Washington, DC

                           The Board of Governors of the Federal Reserve System Washington, DC

         (b)      The Trustee is authorized to exercise corporate trust powers.

                                     GENERAL

Item 2. Affiliations with Obligor and Underwriters. If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

        None
        See Note following Item 16.

Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. List of Exhibits. Listed below are all the exhibits filed as a part of this statement of eligibility and qualification. Exhibits 1-4 are incorporated by reference from filing 333-35544.

         Exhibit 1. Copy of Articles of Association of the trustee now in effect.

         Exhibit 2. a.     A copy of the certificate of the Comptroller of
                           Currency dated June 1, 1965, authorizing Firstar Bank of Minnesota, N. A. to act as fiduciary.

                    b. A copy of the certificate of authority of the trustee to commence business issued June 9, 1903, by the Comptroller of the Currency to Firstar Bank of Minnesota, N.A.

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued by the Federal Reserve Board.

         Exhibit 4. Copy of the By-Laws of the trustee as now in effect.

         Exhibit 5. Copy of each Indenture referred to in Item 4.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, hereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 17th day of July, 2001.

                                  FIRSTAR BANK, N.A.,


          (Seal)
                                  /s/  Frank P. Leslie III, Vice President
                                  --------------------------------------------

                                                                       EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, Firstar Bank of Minnesota, N.A., hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  July 17, 2001

                                  FIRSTAR BANK, N.A.,



                                  /s/  Frank P. Leslie III, Vice President
                                  --------------------------------------------

                                                                       EXHIBIT 7

                        FIRSTAR BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2000

                                    ($000'S)

                                                              12/31/00
                                                            ------------
ASSETS

         Cash and Due From Depository Institutions          $  4,544,505
         Federal Reserve Stock                                       -0-
         Securities                                           12,945,944
         Federal Funds                                           410,689
         Loans & Lease Financing Receivables                  50,162,986
         Fixed Assets                                            931,227
         Intangible Assets                                     1,322,468
         Other Assets                                          2,275,734
                                                            ------------
                  TOTAL ASSETS                              $ 72,593,553


LIABILITIES

         Deposits                                           $ 53,380,847
         Fed Funds                                             5,278,558
         Treasury Demand Notes                                   357,723
         Trading Liabilities                                       4,682
         Other Borrowed Money                                  4,446,474
         Acceptances                                              19,638
         Subordinated Notes and Debentures                     2,016,942
         Other Liabilities                                  $  1,642,637
                                                            ------------
                  TOTAL LIABILITIES                         $ 67,147,501


EQUITY

         Common and Preferred Stock                         $     18,200
         Surplus                                               3,540,002
         Undivided Profits                                     1,887,850
                                                            ------------
                  TOTAL EQUITY CAPITAL                      $  5,446,052


TOTAL LIABILITIES AND EQUITY CAPITAL                        $ 72,593,553